                                                                    EXHIBIT 99.1
[PSYCHIATRIC SOLUTIONS, INC. LOGO]

CONTACT:
Brent Turner
Vice President, Treasurer and
Investor Relations
(615) 312-5700

                    PSYCHIATRIC SOLUTIONS REPORTS 41% GROWTH
              IN SECOND QUARTER EARNINGS PER DILUTED SHARE TO $0.41
                                   ----------
                      SAME-FACILITY REVENUES INCREASE 9.5%

Franklin, Tenn. (July 28, 2005) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ:
PSYS) today announced financial results for the second quarter and six months ended June 30, 2005. Revenue increased 23% for the quarter to a record $143,868,000 from $116,936,000 for the second quarter of 2004. Net income available to common stockholders rose 77% to $8,707,000 from $4,923,000. Earnings per diluted share increased 41% to $0.41 for the second quarter of 2005 from $0.29 for the second quarter of 2004, on a 22% increase in diluted shares used in computing earnings per share, primarily due to the Company's December 2004 stock offering.

         "We are very pleased with our strong second quarter results, particularly with our same-facility performance and overall margin expansion," stated Joey Jacobs, Chairman, President and Chief Executive Officer of PSI. "With 33 of our 34 facilities in operation at the end of the second quarter contributing to our same-facility results, we produced 9.5% growth in same-facility revenues. This performance was driven by growth for the quarter of 6.7% in patient days, 3.8% in admissions and 2.7% in revenue per patient day. Same-facility EBITDA increased to 18.8% of same-facility revenue for the quarter from 16.1% for the comparable prior year quarter.

         "Our revenue growth, combined with our continuous efforts to enhance operating efficiencies, increased operating leverage and expanded EBITDA to $20,653,000 for the second quarter of 2005, up from $15,390,000 for the second quarter last year. We continued to make significant progress on our long-term goal of increasing EBITDA as a percentage of revenue, as reflected in the growth in consolidated EBITDA to 14.4% of revenue for the second quarter from 13.2% for the second quarter of 2004.

         "Our second quarter results demonstrated key elements of our long-term organic growth strategy, including significant same-facility revenue growth and continued margin expansion producing excess cash flow that can be applied to debt reduction and other uses. We believe our ability to produce consistent and sustainable long-term profitable growth is primarily dependent on our organic growth strategy. We expect to continue to enhance this growth through a proven acquisition strategy, most recently reflected by the addition of 20 inpatient psychiatric facilities with approximately 2,000 beds from Ardent Health Services.

         "This transaction, which we consummated on July 1, 2005, brings high quality facilities and an outstanding team of skilled professionals to PSI. Because the facilities are similar to ours in terms of size, market leadership, operations and organic growth potential, we are confident that they will be accretive to our financial results and support our position as the leading provider of inpatient psychiatric services in the country."

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

PSYS Reports Second Quarter Results
Page 2
July 28, 2005

         Based primarily on the Company's financial results for the first half of 2005, its July 1st acquisition of the Ardent facilities and its judgment as to industry conditions, PSI today confirmed its established guidance for adjusted earnings per diluted share for 2005 in a range of $1.57 to $1.62 compared with $1.18 for 2004. This guidance does not include the impact of losses on the refinancing of long-term debt or any impact from additional future acquisitions.

         Mr. Jacobs concluded, "We entered the second half of 2005 with substantial momentum due to superior execution of our organic growth strategy and the Ardent transaction. With an industry environment characterized by increasing demand and limited new supply, we believe we are well positioned to sustain long-term profitable growth."

         PSI will hold a conference call to discuss this release tomorrow at 10:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.earnings.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on August 13, 2005.

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired inpatient facilities, including the inpatient facilities acquired from Ardent Heath Services; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and
(6) potential difficulties in integrating the operations of PSI with recently acquired operations, including the inpatient facilities acquired from Ardent Heath Services. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission, including the factors listed in PSI's Annual Report on Form 10-K for 2004 filed on March 15, 2005, under the caption "Risk Factors." PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 54 owned or leased freestanding psychiatric inpatient facilities with more than 6,300 beds. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.

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


PSYS Reports Second Quarter Results
Page 3
July 28, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)

                                                        THREE MONTHS                SIX MONTHS
                                                        ENDED JUNE 30,             ENDED JUNE 30,
                                                  ------------------------    ------------------------
                                                     2005          2004         2005           2004
                                                  ----------    ----------    ----------    ----------
Revenue                                           $  143,868    $  116,936    $  282,598    $  220,366

Salaries, wages and employee benefits                 77,717        63,402       154,084       119,109
Professional fees                                     14,829        12,977        29,085        24,668
Supplies                                               9,036         7,379        17,620        13,959

Rentals and leases                                     2,461         2,109         4,801         3,876
Other operating expenses                              16,496        13,043        32,141        25,559

Provision for doubtful accounts                        2,676         2,636         5,344         4,663

Depreciation and amortization                          3,058         2,361         5,960         4,468

Interest expense                                       3,321         4,515         6,844         8,971
Loss on refinancing long-term debt                        --            --         6,990         6,407
                                                  ----------    ----------    ----------    ----------
                                                     129,594       108,422       262,869       211,680
Income from continuing operations before
  income taxes                                        14,274         8,514        19,729         8,686

Provision for income taxes                             5,567         3,237         7,694         3,302
                                                  ----------    ----------    ----------    ----------
Income from continuing operations                      8,707         5,277        12,035         5,384

Loss from discontinued operations, net of taxes           --          (169)           --          (313)
                                                  ----------    ----------    ----------    ----------
Net income                                             8,707         5,108        12,035         5,071

Accrued preferred stock dividends                         --           185            --           508
                                                  ----------    ----------    ----------    ----------
Net income available to common stockholders       $    8,707    $    4,923    $   12,035    $    4,563
                                                  ==========    ==========    ==========    ==========

Basic earnings per share:
  Income from continuing operations               $     0.42    $     0.36    $     0.59    $     0.37
  Loss from discontinued operations                       --         (0.01)           --         (0.02)
                                                  ----------    ----------    ----------    ----------

                                                  $     0.42    $     0.35    $     0.59    $     0.35
                                                  ==========    ==========    ==========    ==========

Diluted earnings per share:
  Income from continuing operations               $     0.41    $     0.30    $     0.57    $     0.31
  Loss from discontinued operations                       --         (0.01)           --         (0.02)
                                                  ----------    ----------    ----------    ----------

                                                  $     0.41    $     0.29    $     0.57    $     0.29
                                                  ==========    ==========    ==========    ==========

Shares used in computing per share amounts:
  Basic                                               20,515        14,120        20,498        13,039
  Diluted                                             21,229        17,376        21,201        17,301

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



PSYS Reports Second Quarter Results
Page 4
July 28, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                     JUNE 30,    DECEMBER 31,
                                                                       2005        2004
                                                                    ----------   ----------
                                     ASSETS
Current assets:
  Cash and cash equivalents                                         $    7,593   $   33,255
  Accounts receivable, less allowance for doubtful accounts of
    $10,426 and $10,639, respectively                                   82,640       77,539
  Prepaids and other                                                    17,761       16,412
                                                                    ----------   ----------
Total current assets                                                   107,994      127,206
Property and equipment, net of accumulated depreciation                222,656      218,231
Cost in excess of net assets acquired                                  131,428      130,079
Other assets                                                            23,936       22,330
                                                                    ----------   ----------
Total assets                                                        $  486,014   $  497,846
                                                                    ==========   ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                  $   10,938   $   10,529
  Salaries and benefits payable                                         33,604       27,355
  Other accrued liabilities                                             23,041       28,668
  Current portion of long-term debt                                        427       20,764
                                                                    ----------   ----------
Total current liabilities                                               68,010       87,316
Long-term debt, less current portion                                   143,482      153,572
Deferred tax liability                                                  11,153        8,020
Other liabilities                                                        5,921        4,423
                                                                    ----------   ----------
Total liabilities                                                      228,566      253,331
Stockholders' equity:
  Common stock, $0.01 par value, 48,000 shares authorized; 20,528
    and 20,468 issued and outstanding, respectively                        205          205
  Additional paid-in capital                                           228,942      228,044
  Accumulated earnings                                                  28,301       16,266
                                                                    ----------   ----------
Total stockholders' equity                                             257,448      244,515
                                                                    ----------   ----------
Total liabilities and stockholders' equity                          $  486,014   $  497,846
                                                                    ==========   ==========

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


PSYS Reports Second Quarter Results
Page 5
July 28, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)


                                                                          SIX MONTHS
                                                                         ENDED JUNE 30,
                                                                       2005         2004
                                                                    ----------   ----------
OPERATING ACTIVITIES:
Net income                                                          $   12,035   $    5,071
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Loss from discontinued operations, net of taxes                           --          313
  Depreciation and amortization                                          5,960        4,468
  Provision for doubtful accounts                                        5,344        4,663
  Amortization of loan costs                                               338          419
  Loss on refinancing long-term debt                                     6,990        6,407
  Change in income tax assets and liabilities                            1,446        2,660
  Changes in operating assets and liabilities:
    Accounts receivable                                                (10,581)      (9,464)
    Prepaids and other assets                                           (2,101)       2,096
    Accounts payable                                                       409       (1,859)
    Salaries and benefits payable                                        3,830        4,303
    Accrued liabilities and other liabilities                            3,351       (1,095)
                                                                    ----------   ----------
Net cash provided by operating activities                               27,021       17,982

INVESTING ACTIVITIES:
Acquisitions, net of cash acquired                                      (5,793)    (112,194)
Capital purchases of property and equipment                            (10,029)      (6,874)
Investment in equity method investee                                      (840)          --
Other                                                                     (883)      (2,260)
                                                                    ----------   ----------
Net cash used in investing activities                                  (17,545)    (121,328)

FINANCING ACTIVITIES:
Net principal (payments) borrowings on long-term debt                  (30,427)      74,445
Refinancing of long-term debt                                           (5,316)      (3,844)
Payment of loan and issuance costs                                        (487)      (1,603)
Proceeds from issuance of common stock                                   1,092        1,564
                                                                    ----------   ----------
Net cash (used in) provided by financing activities                    (35,138)      70,562
                                                                    ----------   ----------
Net decrease in cash and cash equivalents                              (25,662)     (32,784)
Cash and cash equivalents at beginning of the period                    33,255       44,954
                                                                    ----------   ----------
Cash and cash equivalents at end of the period                      $    7,593   $   12,170
                                                                    ==========   ==========

SIGNIFICANT NON-CASH TRANSACTIONS:
Loss on refinancing long-term debt                                  $    1,674   $    2,563
                                                                    ==========   ==========

EFFECT OF ACQUISITIONS:
    Assets acquired, net of cash acquired                           $       --   $  119,657
    Cash payment for prior-year acquisitions                             5,793           --
    Liabilities assumed                                                     --       (7,463)
                                                                    ----------   ----------
    Acquisitions, net of cash acquired                              $    5,793   $  112,194
                                                                    ==========   ==========



                                     -more-

PSYS Reports Second Quarter Results
Page 6
July 28, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
              RECONCILIATION OF ADJUSTED EARNINGS PER DILUTED SHARE
                          TO EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                  JUNE 30,                  JUNE 30,
                                                          ------------------------    -----------------------
                                                              2005         2004          2005         2004
                                                           ----------   ----------    ----------   ----------
Net income                                                 $    8,707   $    5,108    $   12,035   $    5,071
Plus reconciling items:
   Discontinued operations, net of taxes                           --          169            --          313
   Provision for income taxes                                   5,567        3,237         7,694        3,302
                                                           ----------   ----------    ----------   ----------
   Income from continuing operations before income taxes       14,274        8,514        19,729        8,686
   Discontinued operations, pre-tax                                --         (273)           --         (505)
   Loss on refinancing long-term debt                              --           --         6,990        6,407
                                                           ----------   ----------    ----------   ----------
       Adjusted income before income taxes                     14,274        8,241        26,719       14,588
   Provision for income taxes                                   5,567        3,132        10,420        5,543
                                                           ----------   ----------    ----------   ----------
       Adjusted net income                                 $    8,707   $    5,109    $   16,299   $    9,045
                                                           ==========   ==========    ==========   ==========
Earnings per diluted share                                 $     0.41   $     0.29    $     0.57   $     0.29
                                                           ==========   ==========    ==========   ==========
Fully taxed adjusted earnings per diluted share(a)         $     0.41   $     0.29    $     0.77   $     0.52
                                                           ==========   ==========    ==========   ==========
Diluted shares used in computing per share amounts:            21,229       17,376        21,201       17,301


(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations and it is not influenced by fluctuations in the Company's stock price. Adjusted earnings per diluted share should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.


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


PSYS Reports Second Quarter Results
Page 7
July 28, 2005



                           PSYCHIATRIC SOLUTIONS, INC.
           RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                          THREE MONTHS ENDED        SIX MONTHS ENDED
                                               JUNE 30,                  JUNE 30,
                                        -----------------------   -----------------------
                                           2005         2004         2005         2004
                                        ----------   ----------   ----------   ----------
Income from continuing operations       $    8,707   $    5,277   $   12,035   $    5,384
Provision for income taxes                   5,567        3,237        7,694        3,302
Interest expense                             3,321        4,515        6,844        8,971
Depreciation and amortization                3,058        2,361        5,960        4,468
                                        ----------   ----------   ----------   ----------
EBITDA(a)                                   20,653       15,390       32,533       22,125
Other expenses:
   Loss on refinancing long-term debt           --           --        6,990        6,407
                                        ----------   ----------   ----------   ----------
Adjusted EBITDA(a)                      $   20,653   $   15,390   $   39,523   $   28,532
                                        ==========   ==========   ==========   ==========



(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.

PSYS Reports Second Quarter Results
Page 8
July 28, 2005


                           PSYCHIATRIC SOLUTIONS, INC.
                     OPERATING STATISTICS - OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)

                                                       THREE MONTHS ENDED                        SIX MONTHS ENDED
                                                            JUNE 30,                                JUNE 30,
                                                   --------------------------      %        ---------------------------      %
                                                       2005           2004        CHG.          2005            2004        CHG.
                                                   -----------    -----------   --------    -----------     -----------   ---------
SAME-FACILITY RESULTS:
   Revenue                                         $ 109,614    $   100,096       9.5%      $   201,673     $   186,655      8.0%
   Admissions                                         12,267         11,822       3.8%           22,496          22,048      2.0%
   Patient days                                      257,235        241,096       6.7%          480,170         452,659      6.1%
   Average length of stay(a)                            21.0           20.4       2.9%             21.3            20.5      3.9%
   Revenue per patient day(b)                      $     426    $       415       2.7%      $       420     $       412      1.9%
   EBITDA margin                                        18.8%          16.1%      270 BPS          18.0%           15.8%     220 BPS

TOTAL FACILITY RESULTS:
   Revenue                                         $ 126,972    $   100,096      26.9%      $   248,654     $   186,655     33.2%
   Admissions                                         14,700         11,822      24.3%           29,536          22,048     34.0%
   Patient days                                      288,773        241,096      19.8%          566,300         452,659     25.1%
   Average length of stay(a)                            19.6           20.4      (3.9)%            19.2            20.5     (6.3)%
   Revenue per patient day(b)                      $     440    $       415       6.0%      $       439     $       412      6.6%
   EBITDA margin                                        18.3%          16.1%      220 BPS          17.6%           15.8%     180 BPS

(a) Average length of stay is defined as patient days divided by admissions.

(b) Revenue per patient day is defined as owned facility revenues divided by patient days.


                                      -END-